NEW ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2020
NEW ACCOUNTING STANDARDS
NEW ACCOUNTING STANDARDS

4.           NEW ACCOUNTING STANDARDS

Property, Plant and Equipment — Proceeds before Intended Use

On May 14, 2020, the IASB issued a narrow scope amendment to IAS 16, Property, Plant and Equipment: Proceeds before Intended Use. The amendment prohibits deducting from the cost of mineral properties, plant and equipment amounts received from selling items produced while preparing the asset for its intended use. Instead, amounts received will be recognized as sales proceeds and the related cost of sales in profit or loss. The effective date of the amendment is for annual periods beginning on or after January 1, 2022, with early adoption permitted. The amendment must be applied retrospectively, but only to items of mineral properties, plant and equipment that are brought to the location and condition necessary for them to be capable of operating in the manner intended by management on or after the beginning of the earliest period presented in the consolidated financial statements in which the amendment is first applied.

The Corporation is considering the impact of this amendment as the Corporation expects in future periods to receive proceeds from the sale of concentrate, prior to its mineral properties, plant and equipment being ready for its intended use.

There are no other IFRS’s or International Financial Reporting Interpretations Committee interpretations that are not yet effective or early adopted that are expected to have a material impact on the Corporation.

Leases

The Corporation adopted IFRS 16 Leases ("IFRS 16") effective January 1, 2019 using the modified retrospective approach. IFRS 16 provides a single lessee accounting model, requiring lessees to recognize a ROU asset and a lease obligation at the lease commencement date. On initial adoption, the Corporation recorded ROU assets of $1,883,000 within property, plant and equipment, measured at an amount equal to the lease liability.